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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) March 31, 2005

                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                      1-10702               34-1531521
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 (State or Other Jurisdiction          (Commission            (IRS Employer
       of Incorporation)              File Number)         Identification No.)



   500 Post Road East, Suite 320, Westport, Connecticut               06880
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         (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

     In compliance with a Frequently Asked Questions Bulletin on Form 8-K issued on November 23, 2004 by the Division of Corporate Finance of the Securities and Exchange Commission ("SEC"), Terex Corporation (the "Company" or "Terex") is disclosing the following item which the SEC may deem to be a material definitive agreement.

     The Board of Directors (the "Board") and the stockholders of Terex have previously adopted the Terex Corporation 2004 Annual Incentive Compensation Plan (the "Annual Plan"), which provides for incentive compensation in the form of an annual bonus to key executives of Terex upon satisfaction of certain performance measures. Terex has previously filed the Annual Plan with the SEC.

     At a meeting held on March 31, 2005, the Compensation Committee of the Board approved the performance targets to be applied under the Annual Plan for determining the bonus for Ronald M. DeFeo, the Company's Chief Executive Officer, with respect to the Company's 2005 fiscal year. A summary of the material terms of the performance targets is filed as Exhibit 10.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

     10.1 Summary of material terms of CEO 2005 performance targets under the Terex Corporation 2004 Annual Incentive Compensation Plan.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 6, 2005

                                                 TEREX CORPORATION

                                                 By:  /s/ Eric I Cohen
                                                      Eric I Cohen
                                                      Senior Vice President